SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                December 26, 2000
                   Date of Report (Date of Earliest Reported)


                       ACCORD ADVANCED TECHNOLOGIES, INC.
                         (Name of Small Business Issuer)


       NEVADA                       0-27187                    88-0361127
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                         Identification Number.)


                   5002 South Ash Avenue, Tempe, Arizona 85282
           (Address of Principal Executive Offices Including Zip Code)

                                 (480) 820 1400
                           (Issuers Telephone Number)

ITEM 3. BANKRUPTCY OR RECEIVORSHIP

     On December 15, 2000, the Registrant voluntarily placed its wholly owned subsidiary, Accord Semiconductor Equipment Group, in a Chapter 11 Bankruptcy in US Bankruptcy Court located in Phoenix, Arizona case number 00-13712-PHX-EWH.

ITEM 7. EXHIBITS

     99.1     Press Release Dated December 26, 2000


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Accord Advanced Technologies, Inc.

December 26, 2000                     By: /s/ Travis Wilson
                                         -------------------------------------
                                         Travis Wilson, Director and President


                                      By: /s/ Carl Ranno
                                         -------------------------------------
                                         Carl Ranno, Director